Exhibit 4.36

CONTRATO DE OTORGAMIENTO DE UN DERECHO DE OPCIÓN DE COMPRA SOBRE CIERTOS ACTIVOS TITULARIDAD DE FERROSOLAR OPCO GROUP, S.L.

celebrado entre

FERROSOLAR OPCO GROUP, S.L.

(el "Concedente" u “OpCo”)

Y

AURINKA PHOTOVOLTAIC GROUP, S.L.

(el "Optante" o “Aurinka”)

En Madrid, a 11 de julio de 2019

Índice

Cláusula		Página
1.	Objeto	5
2.	Duración	5
3.	Precio	5
4.	Ejercicio del Derecho de Opción de Compra y transmisión de los Activos a favor del Optante	5
5.	Enajenación de los Activos	7
6.	Condición suspensiva	8
7.	Extinción del Derecho de Opción de Compra	8
8.	Resolución del Contrato	8
9.	Confidencialidad	9
10.	Notificaciones	9
11.	Gastos e impuestos	10
12.	Miscelánea	10
13.	Cesión	12
14.	Ley aplicable y jurisdicción	12
Listado de Anexos		14
Anexo 1 – Listado de Activos		15
Anexo 2 – Valores de Referencia		19
Anexo 3 – Borrador de la Notificación de ejercicio del Derecho de Opción de Compra		21

CONTRATO DE OTORGAMIENTO DE UN DERECHO DE OPCIÓN DE COMPRA SOBRE CIERTOS ACTIVOS TITULARIDAD DE FERROSOLAR OPCO GROUP, S.L.

En Madrid, a 11 de julio de 2019.

REUNIDOS

DE UNA PARTE

(1)

Dña. Clara Cerdán Molina, mayor de edad, de nacionalidad española, Abogado, con D.N.I nº 48498082-Y, en vigor, y domicilio a estos efectos en Paseo de la Castellana, nº 259-D- Torre Espacio, planta 49, 28046, Madrid.

Interviene en nombre y representación de la sociedad Ferrosolar OpCo Group, S.L.,  domiciliada en Torre Espacio, Paseo de la Castellana, 259-D, Planta 49, 28046 - Madrid, constituida por tiempo indefinido, mediante escritura otorgada ante el notario de Madrid, D. Antonio de la Esperanza Rodríguez, el día 31 de mayo de 2016, bajo el número 2.079 de orden de su protocolo, inscrita en el Registro Mercantil de Madrid al tomo 34796 , folio 167,  hoja M-625889, y con Código de Identificación Fiscal B-87576567 (indistintamente denominada el “Concedente” u “OpCo”). Ostenta dicha representación, que asegura vigente, en virtud de poder otorgado a su favor por dicha sociedad, el cual ha sido elevado a público en el día de hoy, mediante escritura otorgada ante el Notario de Madrid, D. Ignacio Manrique Plaza.

Y DE OTRA PARTE

(2)

D. Benjamín Llaneza Caruana, de nacionalidad española, mayor de edad, casado, con domicilio profesional en Calle Marie Curie, 19, Edificio Autocampo II, oficina 2-2, 28521 – Rivas Vaciamadrid, Madrid, y con Documento Nacional de Identidad número 50446574-F, en vigor.

Interviene en nombre y representación de la sociedad Aurinka Photovoltaic Group, S.L., domiciliada en Calle Marie Curie, 19, Edificio Autocampo II, oficina 2-2, 28521 – Rivas Vaciamadrid, Madrid, constituida por tiempo indefinido mediante escritura pública otorgada ante el notario de Guadarrama, D. Agustín Diego Isasa, el día 9 de noviembre de 2.010, bajo el número 1.615 de orden de su protocolo, inscrita en el Registro Mercantil de Madrid al tomo 28.345 , folio 156, hoja M-510497, y con Código de Identificación Fiscal B-86070547 (indistintamente denominada el “Optante” o “Aurinka”). Ostenta dicha representación, que asegura vigente, en virtud de su cargo de Administrador Único de la misma, en virtud de escritura de constitución antes mencionada.

En adelante, el Concedente y el Optante serán conjuntamente denominados las “Partes” y cada una de ellas individualmente una “Parte”.

Las Partes declaran tener capacidad legal suficiente para celebrar este contrato de opción de compra de activos, por lo que

EXPONEN

(A)

Que, con fecha 20 de diciembre de 2016, Grupo FerroAtlántica, S.A.U., Silicio Ferrosolar, S.L.U., FerroAtlántica, S.A.U., Blue Power Corporation, S.L. y Aurinka suscribieron un acuerdo de Joint Venture, el cual fue elevado a público ese mismo día, ante el notario de Madrid, D. Ignacio Manrique Plaza, con el número 3.539 de su protocolo, y posteriormente fue novado mediante acuerdo suscrito entre las Partes de fecha 24 de febrero de 2017, que fue elevado a público ese mismo día, ante el notario de Madrid, D. Ignacio Manrique Plaza, con el número 524 de su protocolo (en adelante, el acuerdo de Joint Venture según resulta tras la novación del mismo, será denominado el “JVA”).

(B)

Que OpCo es propietaria y titular en pleno dominio de los activos que se detallan en el Anexo 1 al presente contrato (en adelante, los "Activos"),  los cuales fueron adquiridos por OpCo en ejecución de los acuerdos alcanzados bajo el JVA.

(C)

Que en el Anexo 2 al presente Contrato se detallan los valores de referencia de las distintas unidades de control en las que se agrupan los Activos, correspondiendo dichos valores al valor neto contable de los mismos a 31 de diciembre de 2018, (en adelante, la suma de todos esos valores de referencia, será denominada el “Total”).

(D)

Que las Partes, Silicio Ferrosolar, S.L.U., Grupo FerroAtlántica, S.A.U., FerroAtlántica, S.A.U.,  FerroAtlántica Participaciones, S.L.U. (la “Sociedad Beneficiaria”),  Blue PowerCorporation, S.L.,  y  Ferrosolar R&D, S.L. han suscrito, en el día de hoy, un contrato-marco de transacción, de resolución del JVA y demás acuerdos derivados del mismo y asunción de compromisos complementarios (en adelante, el “Contrato de Transacción”).

(E)

Que, como consecuencia de la decisión de resolver y extinguir el JVA, en virtud de lo dispuesto en la Cláusula 2 del Contrato de Transacción, las Partes llevarán a cabo una serie de actuaciones en unidad de acto, entre las que se encuentra el otorgamiento por parte del Concedente de un derecho de opción de compra sobre los Activos a favor del Optante  (el  “Derecho de Opción de Compra”).

En  virtud de lo anterior, las Partes, reconociéndose mutuamente capacidad para ello, acuerdan suscribir el presente contrato que regule el otorgamiento del Derecho de Opción de Compra a favor del Optante (en adelante, el “Contrato”),  con sujeción a las siguientes

CLÁUSULAS

1	Objeto

En virtud del presente Contrato, el Concedente otorga al Optante el Derecho de Opción de Compra, que el Optante acepta.

2	Duración

Con sujeción a lo dispuesto en el Contrato, el Derecho de Opción de Compra estará en vigor hasta el 30 de diciembre de 2020, inclusive.

3	Precio
3.1	Precio del Derecho de Opción de Compra

El Derecho de Opción de Compra se otorga con carácter gratuito.

3.2	Precio de transmisión de los Activos en caso de ejercitarse el Derecho de Opción de Compra

El precio de adquisición de los Activos, en caso de ejercitarse el Derecho de Opción de Compra, será de un Euro (1,00 €) (el “Precio de la Opción”) por cada vez que se ejercite el Derecho de Opción de Compra, es decir, cada vez que el Optante ejercite el Derecho de Opción de Compra sobre alguno de los elementos integrantes de los Activos deberá abonar al Concedente la cantidad de un Euro (1,00 €).

3.3	Impuestos

El Precio de la Opción establecido en la presente Cláusula no incluye los impuestos indirectos que según la legislación fueren aplicables, que deberán ser abonados por el Optante.

4	Ejercicio del Derecho de Opción de Compra y transmisión de los Activos a favor del Optante
4.1	Ejercicio del Derecho de Opción de Compra

El Optante podrá ejercitar su Derecho de Opción de Compra, de forma parcial o total y en una o varias veces, en cualquier momento dentro del plazo de duración del mismo establecido al efecto en el Contrato.

Cada vez que el Optante ejercite el Derecho de Opción de Compra, el Optante deberá notificar al Concedente el ejercicio de dicho derecho mediante el envío de una comunicación sustancialmente idéntica al borrador de notificación que se adjunta al presente Contrato como Anexo 3 (la “Notificación”), en la forma establecida en la Cláusula 10 siguiente.

El Concedente quedará obligado en virtud del presente Contrato a transmitir al Optante aquellos Activos identificados en la Notificación en el momento en que el Optante ejercite su derecho, todo ello en las condiciones y términos regulados en el presente Contrato.

4.2	Límite máximo en el ejercicio del Derecho de Opción de Compra

Cada vez que se ejercite el Derecho de Opción de Compra, con independencia de que posteriormente se verifique o no el cumplimiento de la Condición Suspensiva señalada en la Cláusula 6 siguiente, se deducirá del Total el valor de referencia de los Activos sobre los que se hubiera ejercitado el referido derecho. Asimismo, cuando el valor de referencia agregado de las distintas unidades de control que conforman los Activos sobre las cuales el Optante hubiese ejercitado su Derecho de Opción de Compra alcance la cifra de cinco millones setecientos mil Euros (5.700.00 €),  el Derecho de Opción de Compra quedará automáticamente extinguido y resuelto sin necesidad de realizar ulteriores actuaciones entre las Partes.

4.3	Transmisión de los Activos a favor del Optante
4.3.1

Ejercitado el Derecho de Opción de Compra, y una vez cumplida la Condición Suspensiva señalada en la Cláusula 6 siguiente, el Concedente se obliga a comparecer en la notaría de Madrid capital que al efecto designe el Optante, el día y a la hora que le hubiera indicado en la Notificación, que no podrá ser anterior a los veinte (20) días naturales siguientes a la fecha en que el Concedente reciba la Notificación, ni posterior a los treinta  (30) días naturales siguientes a la fecha de recepción de la Notificación por parte del Concedente,  debiendo formalizarse el contrato de compraventa de los Activos sobre los que se hubiera ejercitado el Derecho de Opción de Compra ante notario dentro del plazo señalado anteriormente.  Dichos Activos se transmitirán como cuerpo cierto, en el estado en el que se encuentren en el momento de su transmisión al Optante, y el Concedente no otorgará ningún tipo de manifestaciones y garantías en relación con los mismos, incluyendo aquéllas relativas al estado, mantenimiento y funcionamiento de los mismos, a excepción de las relativas a la titularidad de los Activos por parte del Concedente.

4.3.2

Una vez recibida la Notificación por el Concedente, el Optante deberá desmantelar, retirar y trasladar de su ubicación actual todos los Activos sobre los que hubiese ejercitado su Derecho de Opción de Compra, no más tarde de la primera de las siguientes fechas: (i) noventa (90) días naturales a contar desde la fecha de recepción de la Notificación por parte del Concedente; o (ii) el 30 de diciembre de 2020. En caso de que el Concedente recibiera la Notificación entre el 2 de diciembre de 2020 y el 30 de diciembre de 2020, inclusive, el plazo para desmantelar, retirar y trasladar de su ubicación actual todos los Activos sobre los que hubiese ejercitado su Derecho de Opción de Compra identificados en dicha Notificación será de noventa (90) días naturales a contar desde la fecha de recepción de la referida Notificación por parte del Concedente.
4.3.3

En caso de que, una vez ejercitado el Derecho de Opción de Compra por parte del Optante sobre todos o algunos de los Activos, según sea de aplicación, no se verificase el cumplimiento de la Condición Suspensiva por causa imputable al Optante,  será de aplicación lo previsto en las Cláusulas  7.3  y 8a) siguientes, sin perjuicio de la responsabilidad en que el Optante hubiese incurrido y de su obligación de abonar al Concedente los daños y perjuicios que éste hubiese sufrido a consecuencia de ello.

4.3.4

El Optante será responsable del riesgo y ventura de los Activos sobre los que hubiera ejercitado su Derecho de Opción de Compra desde el momento en que el Concedente reciba la Notificación correspondiente a los mismos, exonerando expresa e íntegramente al Concedente de cualquier obligación de custodia, conservación, mantenimiento y de cualquier responsabilidad derivada de ello en relación con los Activos. Asimismo, en el marco de las actuaciones a llevar a cabo por el Optante o sus contratistas y subcontratistas en relación con el desmantelamiento, desalojo y traslado de los Activos sobre los que hubiera ejercido su Derecho de Opción de Compra, el Optante será plenamente responsable frente al Concedente de cualquier daño, perjuicio o menoscabo que pudiera causar a la planta de Puertollano, a cualquiera de los elementos integrantes de la misma y/o a cualquiera de los equipos e instalaciones ubicados en dicha planta, debiendo indemnizar al Concedente en el plazo de treinta (30) días a contar desde aquél en que el Concedente le notifique la existencia del daño, perjuicio o menoscabo sufrido.

4.3.5

Cualesquiera costes, gastos, trámites legales o administrativos que deban realizarse a los efectos de retirar, desmantelar, desalojar y modificar la titularidad de los Activos tras la transmisión de los mismos al Optante, incluidos aquéllos en que pueda incurrir el Concedente, serán por cuenta y a cargo del Optante, comprometiéndose el Concedente a colaborar de buena fe con el Optante en la realización de las actuaciones que razonablemente éste le solicite.

5	Enajenación de los Activos
5.1	Enajenación de los Activos a una sociedad del Grupo del Concedente

El Derecho de Opción de Compra no impedirá ni restringirá en modo alguno el derecho y la facultad del Concedente de enajenar, de forma individual o conjunta y en una o más veces, a una sociedad perteneciente a su mismo grupo de sociedades (entendiendo como grupo de sociedades lo dispuesto en el artículo 42 del Código de Comercio (el “Grupo”)) todos o alguno de los elementos que conforman los Activos, siempre que, con carácter previo a la transmisión de los mismos a dicho tercero, el Concedente no hubiera recibido una Notificación en la que se haga constar el ejercicio del Derecho de Opción de Compra sobre esos mismos Activos.

En todo caso, la sociedad del Grupo del Concedente que eventualmente adquiera todos o alguno de los Activos, con carácter anterior o simultáneo a dicha adquisición, deberá comprometerse por escrito a respetar el Derecho de Opción de Compra sobre los Activos que hubiese adquirido, en los mismos términos y condiciones que dicho derecho ha sido otorgado al Optante en virtud del presente Contrato.

6	Condición suspensiva

No obstante lo dispuesto en el presente Contrato, la validez, efectividad, entrada en vigor y perfeccionamiento (i) del Derecho de Opción de Compra; y (ii) de la transmisión de cualquiera de los Activos a favor del Optante, queda condicionada de manera expresa al desmantelamiento, traslado y desalojo de la planta de Puertollano en la que se ubican los Activos incluidos en cada Notificación al lugar que el Optante designe dentro del plazo señalado al efecto en la Cláusula 4.3.2 (la “Condición Suspensiva”).

En virtud de lo dispuesto en el párrafo anterior, en tanto la Condición Suspensiva no se haya cumplido,  el Derecho de Opción de Compra no desplegará sus efectos y la transmisión de la propiedad de los Activos en cuestión no se entenderá perfeccionada.

7	Extinción del Derecho de Opción de Compra
7.1	El Derecho de Opción de Compra quedará automáticamente extinguido en el supuesto señalado en la Cláusula 4.2 anterior.
7.2	Asimismo, el Derecho de Opción de Compra quedará automáticamente extinguido llegado el 31 de diciembre de 2020.
7.3

Si, una vez ejercitado el Derecho de Opción de Compra sobre todos o alguno de los Activos, no se hubiese verificado el cumplimiento de la Condición Suspensiva en relación con dichos Activos dentro del plazo señalado en la Cláusula 4.3.2, el Derecho de Opción de Compra sobre dichos Activos quedará extinguido íntegra y automáticamente y la transmisión de los Activos en cuestión a favor del Optante no se entenderá perfeccionada, sin necesidad de que ninguna de las Partes realice comunicación alguna a la otra.

8	Resolución del Contrato

El Contrato podrá resolverse por las siguientes causas:

a)	En relación con alguna de las Partes, cuando medie incumplimiento grave de las obligaciones de dicha Parte, incluido el supuesto previsto en la Cláusula 4.3.3 anterior, sin perjuicio de la facultad de la Parte cumplidora de optar entre exigir el cumplimiento o la resolución del Contrato, con el resarcimiento de daños y abono de intereses en ambos casos. La Parte cumplidora también podrán pedir la resolución, aun después de haber optado por el cumplimiento, cuando éste resulte imposible.

b)	Por acuerdo unánime de las Partes por escrito.

Asimismo, el Contrato se entenderá resuelto cuando el Derecho de Opción de Compra quede íntegramente extinguido, de conformidad con lo dispuesto en el presente Contrato, sin perjuicio de las responsabilidades en las que las Partes hubieran podido incurrir, que serán plenamente exigibles aún después de la resolución del Contrato.

9	Confidencialidad

Salvo exigencia legal en contrario, las Partes conservarán en la más estricta confidencialidad la existencia y los términos del presente Contrato y no utilizarán o expondrán su contenido en relación con ninguna otra finalidad distinta de la formalización entre las Partes y ejecución del Derecho de Opción de Compra.

Lo anteriormente indicado respecto de las Partes no será de aplicación en el supuesto en que concurra alguna de las siguientes circunstancias:

(a)	cuando la revelación de la información confidencial venga exigida por ley, por una Administración Pública o una autoridad judicial en el cumplimiento de sus funciones o por la normativa aplicable;
(b)	cuando la información sea de carácter notorio o de conocimiento público (por causa distinta a un incumplimiento de lo aquí dispuesto); o
(c)	en el supuesto en que alguna de las Partes deba dar a conocer la información confidencial para dar cumplimiento a las obligaciones asumidas en el presente Contrato.
10	Notificaciones

Cualesquiera notificaciones y comunicaciones que deban realizarse las Partes entre sí en relación con el presente Contrato se considerarán debidamente efectuadas si (i) se realizan por escrito; (ii) han sido remitidas por correo certificado con acuse de recibo, burofax o cualquier otro medio escrito que acredite fehacientemente su recepción, siempre que se remitan a las direcciones postales de cada una de las Partes que se indican a continuación:

Para Aurinka Photovoltaic Group, S.L.

A/A:	D. Benjamín Llaneza Caruana
Dirección: E-mail:	E-mail:Calle Marie Curie, 19, Edificio Autocampo II, oficina 2-2, 28521 – Rivas Vaciamadrid, Madrid bllaneza@aurinkapv.com

Para Ferrosolar OpCo Group, S.L.

A/A:	D. Pedro Larrea Paguaga
Dirección: E-mail:	Torre Espacio, Paseo de la Castellana, 259-D, Planta 49, 28046 - Madrid pedro.larrea@ferroglobe.com

11	Gastos e impuestos

Cada una de las Partes asumirá los gastos en que hubiera incurrido derivados de la suscripción y formalización en escritura pública de este Contrato y los impuestos que sean de aplicación serán sufragados por la Parte que solicite dicha formalización en escritura pública.

12	Miscelánea
12.1	Protección de Datos Personales

Los datos de carácter personal facilitados por las Partes al amparo del Contrato serán incorporados a uno o varios ficheros de datos de carácter personal. Las personas cuyos datos aparezcan en los citados ficheros podrán hacer ejercicio de los derechos de acceso, rectificación, cancelación y oposición mediante solicitud escrita, firmada y dirigida a la otra Parte, a la dirección que este determine en las notificaciones que deban realizarse de acuerdo con lo establecido en el Contrato. Las Partes informarán a las diferentes personas físicas afectadas de la cesión de sus datos de carácter personal en los términos previstos en la Normativa de Protección de Datos Personales, con ocasión del envío de las notificaciones que deban realizar de conformidad con lo estipulado en el presente Contrato.

Una vez que los datos hayan sido obtenidos por alguna de las Partes, la misma será responsable del cumplimiento de las obligaciones legales relativas al tratamiento de dichos datos desde su propia base de datos y de conformidad con la Normativa de Protección de Datos Personales.

12.2	Formalización en documento público

Cualquiera de las Partes podrá solicitar que el presente Contrato se eleve a público ante el Notario que al efecto designe la Parte solicitante. Los gastos e impuestos derivados de la elevación a público del presente Contrato se satisfarán por la Parte solicitante.

12.3	Interpretación y modificación

Este Contrato constituye la totalidad del acuerdo alcanzado entre las Partes respecto del objeto del mismo, reemplazando y dejando sin efecto lo dispuesto en cualesquiera pactos anteriores entre las Partes en relación con la misma materia en tanto que sean contradictorios con lo aquí dispuesto.

Cualquier modificación de este Contrato habrá de realizarse por las Partes de mutuo acuerdo y formalizarse por escrito, cumpliendo, como mínimo, con las mismas formalidades con que se ha dotado a la suscripción del presente Contrato.

12.4	Renuncia

Cualquier renuncia de cualquiera de los derechos o facultades derivados del Contrato por cualquiera de las Partes deberá realizarse por escrito. La omisión por cualquiera de las Partes a exigir el estricto cumplimiento de cualquier término contractual en una o más ocasiones no podrá ser considerada en ningún caso como renuncia, ni privará a esa Parte del derecho a exigir el estricto cumplimiento de la/s obligación/es contractual/es a posteriori.

12.5	Nulidad

La invalidez, ilegalidad o inejecutabilidad total o parcial de cualquiera de las Cláusulas de este Contrato no afectará o impedirá la vigencia y validez de aquella parte de la misma que no sea inválida, ilegal o inejecutable o de las restantes que permanecerán con plena validez y eficacia. No obstante lo anterior, la Cláusula o Cláusulas inválidas o inejecutables serán interpretadas y cumplidas (en la medida posible) de acuerdo con la intención inicial de las Partes.

12.6	Computo de plazos

Salvo cuando expresamente se estableciera lo contrario en este Contrato: (i) los plazos expresados en “días” se refieren a días naturales, contados a partir del día natural inmediatamente siguiente al del inicio del cómputo, inclusive, hasta el último día natural del plazo, inclusive; (ii) los plazos expresados en “días hábiles” se refieren a días hábiles en la ciudad de Madrid. En este sentido, no computarán aquellos días que no fueran hábiles conforme al calendario de Madrid; y, (iii) los plazos expresados en meses o años se contarán de fecha a fecha desde el día de inicio del cómputo hasta el mismo día del último del plazo (ambos incluidos), salvo que en el último mes o año del plazo no existiese tal fecha, en cuyo caso el plazo terminará el día inmediatamente anterior.

13	Cesión

Las Partes acuerdan que ambas únicamente podrán ceder libremente su posición contractual, así como la totalidad o parte de sus derechos y/u obligaciones asumidos en virtud del presente Contrato, sin modificación ni excepción de clase alguna, a cualquier sociedad que forme parte de su Grupo, mediante notificación a la otra Parte realizada de conformidad con lo establecido en la Cláusula 10.

Las Partes acuerdan que no será necesario un contrato por separado para la formalización de la cesión descrita en el apartado anterior y que la misma no requerirá, para su operatividad, acciones posteriores ni la ejecución de ningún otro documento ni autorización de cualquier clase.

En cualquier otro supuesto de cesión, se requerirá aprobación expresa y por escrito de la otra Parte.

14	Ley aplicable y jurisdicción
14.1	Ley aplicable

El presente Contrato se regirá e interpretará de conformidad con lo dispuesto por la ley española común.

14.2	Jurisdicción

Las Partes se someten expresamente a los Juzgados y Tribunales de la ciudad de Madrid (Capital) para dirimir cualquier litigio que se derive de la interpretación y ejecución de este Contrato.

[Sigue Hoja de Firmas]

Y PARA QUE CONSTE Y EN PRUEBA DE CONFORMIDAD,  las Partes firman este Contrato por duplicado, a un solo efecto, en el lugar y en la fecha indicados en el encabezamiento, visando cada página.

Aurinka Photovoltaic Group, S.L.Ferrosolar OpCo Group, S.L.

Listado de Anexos

Anexo 1:	Listado de Activos
Anexo 2:	Valores de referencia
Anexo 3:	Borrador de la notificación comunicando el ejercicio del Derecho de Opción de Compra

Anexo 1 – Listado de Activos

Descripción	Fecha Adquisición	Unidad de Control
Maquina troceadora de polisilicio SS1	31/10/2008	QUÍMICA
Maquina troceadora de polisilicio SS2	01/09/2009	QUÍMICA
Línea clasificación automática MP	21/03/2011	COMPOSICIÓN
HORNO MONO KS22 UNIDAD #54	01/08/2009	HORNOS MONO
HORNO MONO KS22 UNIDAD #58	01/08/2009	HORNOS MONO
HORNO MONO KS22 UNIDAD #52	01/08/2009	HORNOS MONO
HORNO MONO KS22 UNIDAD #53	01/08/2009	HORNOS MONO
HORNO MONO KS22 UNIDAD #63	01/08/2009	HORNOS MONO
HORNO MONO KS22 UNIDAD #72	01/08/2009	HORNOS MONO
HORNO MONO KS22 UNIDAD #66	01/08/2009	HORNOS MONO
HORNO MONO KS22 UNIDAD #55	01/08/2009	HORNOS MONO
HORNO MONO KS22 UNIDAD #59	01/08/2009	HORNOS MONO
HORNO MONO KS22 UNIDAD #61	01/08/2009	HORNOS MONO
HORNO MONO KS22 UNIDAD #65	01/08/2009	HORNOS MONO
HORNO MONO KS22 UNIDAD #73	01/08/2009	HORNOS MONO
HORNO MONO KS22 UNIDAD #51	01/08/2009	HORNOS MONO
HORNO MONO KS22 UNIDAD #68	01/08/2009	HORNOS MONO
HORNO MONO KS22 UNIDAD #70	01/08/2009	HORNOS MONO
HORNO MONO KS22 UNIDAD #64	01/08/2009	HORNOS MONO
HORNO MONO KS22 UNIDAD #56	01/08/2009	HORNOS MONO
HORNO MONO KS22 UNIDAD #57	01/08/2009	HORNOS MONO
HORNO MONO KS22 UNIDAD #60	01/08/2009	HORNOS MONO
HORNO MONO KS22 UNIDAD #62	01/08/2009	HORNOS MONO
HORNO MONO KS22 UNIDAD #67	01/08/2009	HORNOS MONO
HORNO MONO KS22 UNIDAD #69	01/08/2009	HORNOS MONO
HORNO MONO KS22 UNIDAD #71	01/08/2009	HORNOS MONO
HORNO MONO KS22 UNIDAD #74	01/08/2009	HORNOS MONO
HORNO MONO KS22 UNIDAD #86	22/12/2009	HORNOS MONO
HORNO MONO KS22 UNIDAD #76	01/08/2009	HORNOS MONO
HORNO MONO KS22 UNIDAD #78	01/08/2009	HORNOS MONO
HORNO MONO KS22 UNIDAD #75	01/08/2009	HORNOS MONO
HORNO MONO KS22 UNIDAD #77	01/08/2009	HORNOS MONO
HORNO MONO KS22 UNIDAD #79	01/08/2009	HORNOS MONO
HORNO MONO KS22 UNIDAD #82	01/08/2009	HORNOS MONO
HORNO MONO KS22 UNIDAD #81	01/08/2009	HORNOS MONO
HORNO MONO KS22 UNIDAD #90	22/12/2009	HORNOS MONO
HORNO MONO KS22 UNIDAD #89	22/12/2009	HORNOS MONO

HORNO MONO KS22 UNIDAD #84	22/12/2009	HORNOS MONO
HORNO MONO KS22 UNIDAD #85	22/12/2009	HORNOS MONO
HORNO MONO KS22 UNIDAD #88	22/12/2009	HORNOS MONO
HORNO MONO KS22 UNIDAD #80	01/08/2009	HORNOS MONO
HORNO MONO KS22 UNIDAD #83	22/12/2009	HORNOS MONO
HORNO MONO KS22 UNIDAD #98	04/01/2010	HORNOS MONO
HORNO MONO KS22 UNIDAD #94	22/12/2009	HORNOS MONO
HORNO MONO KS22 UNIDAD #93	22/12/2009	HORNOS MONO
HORNO MONO KS22 UNIDAD #92	04/01/2010	HORNOS MONO
HORNO MONO KS22 UNIDAD #97	04/01/2010	HORNOS MONO
Instalación hornos de vacío	31/12/2010	HORNOS MONO
HORNO MULTI UNIDAD SS2 #11	01/04/2009	HORNOS MULTI
HORNO MULTI 34 GT Solar 303118	11/08/2010	HORNOS MULTI
HORNO MULTI 33 GT Solar 303117	11/08/2010	HORNOS MULTI
HORNO MULTI UNIDAD SS2 #14	01/04/2009	HORNOS MULTI
HORNO MULTI UNIDAD SS2 #15	01/04/2009	HORNOS MULTI
HORNO MULTI UNIDAD SS2 #12	01/04/2009	HORNOS MULTI
HORNO MULTI UNIDAD SS2 #16	01/07/2009	HORNOS MULTI
HORNO MULTI UNIDAD SS2 #17	01/07/2009	HORNOS MULTI
HORNO MULTI UNIDAD SS2 #18	01/07/2009	HORNOS MULTI
HORNO MULTI UNIDAD SS2 #21	01/07/2009	HORNOS MULTI
HORNO MULTI UNIDAD SS2 #20	01/07/2009	HORNOS MULTI
HORNO MULTI UNIDAD SS2 #19	01/07/2009	HORNOS MULTI
Horno Multi 22 GTS-302489	09/06/2010	HORNOS MULTI
Horno Multi 32 GTS-302486	09/07/2010	HORNOS MULTI
Horno Multi 28 GTS-302487	30/07/2010	HORNOS MULTI
Horno Multi 31 GTS-302485	09/07/2010	HORNOS MULTI
Horno Multi 23 GTS-302491	09/06/2010	HORNOS MULTI
Horno Multi 27 GTS-302484	30/07/2010	HORNOS MULTI
Horno Multi 25 GTS-302483	01/09/2010	HORNOS MULTI
Horno Multi 26 GTS-302481	01/09/2010	HORNOS MULTI
Horno Multi 30 GTS-0302482	31/07/2010	HORNOS MULTI
Horno Multi 29 GTS-301221	31/07/2010	HORNOS MULTI
Horno Multi 24 GT Solar KW33	31/07/2010	HORNOS MULTI
Máquina Arnold Línea Mono	31/07/2010	MECANIZADO
Maquina Arnold Multi	04/01/2010	MECANIZADO
Squarer HCT KV15	04/01/2010	MECANIZADO
Squarer QCW KW07-04/08	23/07/2010	MECANIZADO
Squarer briquetera HCT KV17	04/01/2010	MECANIZADO

CROPPER KV-18	31/12/2008	MECANIZADO
CROPPER J001	23/11/2006	MECANIZADO
Máquina de corte NV-012	29/12/2010	CORTE
Máquina de corte NV-013	29/12/2010	CORTE
Máquina de corte NV-011	27/12/2010	CORTE
Máquina de corte NV-045 WS-40	17/01/2011	CORTE
Máquina de corte NV-044 WS-39	17/01/2011	CORTE
Máquina de corte WS19 LV250	04/01/2010	CORTE
Máquina de corte WS 17 LV254	04/01/2010	CORTE
Máquina de corte WS18 KM56	04/01/2010	CORTE
Máquina de corte WS_34 NO052	01/06/2010	CORTE
Máquina de corte WS-25 MZ013	24/05/2010	CORTE
Máquina de corte WS-27 NO050	24/05/2010	CORTE
Máquina de corte WS-28 NO051	24/05/2010	CORTE
Máquina de corte WS-26 MZ012	24/05/2010	CORTE
Máquina de corte WS-29 NO049	24/05/2010	CORTE
Máquina de corte WS-22 KX07	28/07/2010	CORTE
Máquina de corte WS-21 KP01	28/07/2010	CORTE
Máquina de corte WS20 KX06	28/07/2010	CORTE
Máquina de corte WS-23 NO046	03/05/2010	CORTE
Máquina de corte WS-24NO045	03/05/2010	CORTE
Línea de Lavado Previo Rena 1	31/10/2008	LAVADO
Línea de Lavado Previo Rena 2	01/07/2009	LAVADO
Línea de Lavado Previo Rena 3	03/07/2009	LAVADO
Línea de lavado previo Rena 4	17/05/2010	LAVADO
LINEA LIMPIEZA OBLEA1 (SCHMID)	12/03/2008	LAVADO
LINEA LIMPIEZA OBLEA2 (SCHMID)	08/05/2009	LAVADO
LINEA LIMPIEZA OBLEA4 (SCHMID)	29/04/2010	LAVADO
LINEA LIMPIEZA OBLEA3 (SCHMID)	28/07/2009	LAVADO
Línea Ecosplit 3i3600	30/04/2010	LAVADO
Máquina Flex PiquerNº1 Schimid	31/03/2009	CLASIFICACIÓN
Flexpicker 2 dispensadora obleas	08/12/2008	CLASIFICACIÓN
Máquina Flex PiquerNº3 Schimid	01/07/2009	CLASIFICACIÓN
Máquina Flex-Picker nº4	29/04/2010	CLASIFICACIÓN
Máquina clasificadora de obleas	01/04/2009	CLASIFICACIÓN
Máquina clasificadora de obleas	29/04/2010	CLASIFICACIÓN
Máquina clasificadora de obleas	01/03/2010	CLASIFICACIÓN
Máquina clasificadora de obleas	15/10/2007	CLASIFICACIÓN

Descripción	Fecha Adquisición	Unidad de Control
INSTALACIÓN CLIMA (ELECSA)	31/12/2010	CLIMA
Instalación red baja tensión	31/12/2010	INSTALACIONES
INSTALACIÓN MECÁNICA PLANTA UTILITIES	01/07/2010	UTILITIES
Línea subterránea 45Kv	01/07/2010	INSTALACIONES
Planta depuradora SS2	31/12/2010	INSTALACIONES
Planta de agua aporte pantano	09/03/2011	INSTALACIONES
Instalación agua de refrigeración	31/12/2010	INSTALACIONES
Planta de reciclaje Hager+Erase	01/02/2010	INSTALACIONES
Instalación sistema de filtración polvo	31/12/2010	INSTALACIONES
Planta descalcificadora-desionizadora	31/12/2010	INSTALACIONES
Inst. electrónica Mod.Utilities	01/07/2010	INSTALACIONES
Sistema abastecimiento agua	31/12/2010	INSTALACIONES
Cableado control producción Planta	31/12/2010	INSTALACIONES
Instalación tubería agua de refrigeración	31/12/2010	INSTALACIONES
Instalación Argón Praxair	01/06/2010	INSTALACIONES
Instalación aire comprimido	31/12/2010	INSTALACIONES
Línea de media tensión	31/12/2010	INSTALACIONES
Sistema distribución químicos	31/12/2010	INSTALACIONES
Instalación hornos de vacío	31/12/2010	INSTALACIONES
Sistema de neutralización	01/12/2006	INSTALACIONES
Sistema refrigeración agua emergencia	31/12/2010	INSTALACIONES
Planta depuradora SS1	01/04/2006	INSTALACIONES
Sistema de voz y datos	31/12/2010	INSTALACIONES
Sistema de megafonía	31/12/2010	INSTALACIONES

Descripción	Fecha Adquisición	Unidad de Control
PLANTA DE COGENERACIÓN	01/01/2006	COGENERACIÓN

Anexo 2 – Valores de Referencia

Descripción	Unidad de Control	Valor de referencia
HORNO MONO KS22 UNIDAD #54	HORNOS MONO	24.000 €
HORNO MONO KS22 UNIDAD #58	HORNOS MONO	24.000 €
HORNO MONO KS22 UNIDAD #52	HORNOS MONO	24.000 €
HORNO MONO KS22 UNIDAD #53	HORNOS MONO	24.000 €
HORNO MONO KS22 UNIDAD #63	HORNOS MONO	24.000 €
HORNO MONO KS22 UNIDAD #72	HORNOS MONO	24.000 €
HORNO MONO KS22 UNIDAD #66	HORNOS MONO	24.000 €
HORNO MONO KS22 UNIDAD #55	HORNOS MONO	24.000 €
HORNO MONO KS22 UNIDAD #59	HORNOS MONO	24.000 €
HORNO MONO KS22 UNIDAD #61	HORNOS MONO	24.000 €
HORNO MONO KS22 UNIDAD #65	HORNOS MONO	24.000 €
HORNO MONO KS22 UNIDAD #73	HORNOS MONO	24.000 €
HORNO MONO KS22 UNIDAD #51	HORNOS MONO	24.000 €
HORNO MONO KS22 UNIDAD #68	HORNOS MONO	24.000 €
HORNO MONO KS22 UNIDAD #70	HORNOS MONO	24.000 €
HORNO MONO KS22 UNIDAD #64	HORNOS MONO	24.000 €
HORNO MONO KS22 UNIDAD #56	HORNOS MONO	24.000 €
HORNO MONO KS22 UNIDAD #57	HORNOS MONO	24.000 €
HORNO MONO KS22 UNIDAD #60	HORNOS MONO	24.000 €
HORNO MONO KS22 UNIDAD #62	HORNOS MONO	24.000 €
HORNO MONO KS22 UNIDAD #67	HORNOS MONO	24.000 €
HORNO MONO KS22 UNIDAD #69	HORNOS MONO	24.000 €
HORNO MONO KS22 UNIDAD #71	HORNOS MONO	24.000 €
HORNO MONO KS22 UNIDAD #74	HORNOS MONO	24.000 €
HORNO MONO KS22 UNIDAD #86	HORNOS MONO	24.000 €
HORNO MONO KS22 UNIDAD #76	HORNOS MONO	24.000 €
HORNO MONO KS22 UNIDAD #78	HORNOS MONO	24.000 €
HORNO MONO KS22 UNIDAD #75	HORNOS MONO	24.000 €
HORNO MONO KS22 UNIDAD #77	HORNOS MONO	24.000 €
HORNO MONO KS22 UNIDAD #79	HORNOS MONO	24.000 €
HORNO MONO KS22 UNIDAD #82	HORNOS MONO	24.000 €
HORNO MONO KS22 UNIDAD #81	HORNOS MONO	24.000 €
HORNO MONO KS22 UNIDAD #90	HORNOS MONO	24.000 €
HORNO MONO KS22 UNIDAD #89	HORNOS MONO	24.000 €
HORNO MONO KS22 UNIDAD #84	HORNOS MONO	24.000 €
HORNO MONO KS22 UNIDAD #85	HORNOS MONO	24.000 €
HORNO MONO KS22 UNIDAD #88	HORNOS MONO	24.000 €

HORNO MONO KS22 UNIDAD #80	HORNOS MONO	24.000 €
HORNO MONO KS22 UNIDAD #83	HORNOS MONO	24.000 €
HORNO MONO KS22 UNIDAD #98	HORNOS MONO	48.000 €
HORNO MONO KS22 UNIDAD #94	HORNOS MONO	24.000 €
HORNO MONO KS22 UNIDAD #93	HORNOS MONO	24.000 €
HORNO MONO KS22 UNIDAD #92	HORNOS MONO	48.000 €
HORNO MONO KS22 UNIDAD #97	HORNOS MONO	48.000 €
Instalación hornos de vacío	HORNOS MONO	17.500 €
HORNO MULTI UNIDAD SS2 #11	HORNOS MULTI	124.000 €
HORNO MULTI 34 GT Solar 303118	HORNOS MULTI	155.000 €
HORNO MULTI 33 GT Solar 303117	HORNOS MULTI	155.000 €
HORNO MULTI UNIDAD SS2 #14	HORNOS MULTI	124.000 €
HORNO MULTI UNIDAD SS2 #15	HORNOS MULTI	124.000 €
HORNO MULTI UNIDAD SS2 #12	HORNOS MULTI	124.000 €
HORNO MULTI UNIDAD SS2 #16	HORNOS MULTI	124.000 €
HORNO MULTI UNIDAD SS2 #17	HORNOS MULTI	124.000 €
HORNO MULTI UNIDAD SS2 #18	HORNOS MULTI	124.000 €
HORNO MULTI UNIDAD SS2 #21	HORNOS MULTI	124.000 €
HORNO MULTI UNIDAD SS2 #20	HORNOS MULTI	124.000 €
HORNO MULTI UNIDAD SS2 #19	HORNOS MULTI	124.000 €
Horno Multi 22 GTS-302489	HORNOS MULTI	155.000 €
Horno Multi 32 GTS-302486	HORNOS MULTI	186.000 €
Horno Multi 28 GTS-302487	HORNOS MULTI	155.000 €
Horno Multi 31 GTS-302485	HORNOS MULTI	155.000 €
Horno Multi 23 GTS-302491	HORNOS MULTI	155.000 €
Horno Multi 27 GTS-302484	HORNOS MULTI	155.000 €
Horno Multi 25 GTS-302483	HORNOS MULTI	155.000 €
Horno Multi 26 GTS-302481	HORNOS MULTI	155.000 €
Horno Multi 30 GTS-0302482	HORNOS MULTI	155.000 €
Horno Multi 29 GTS-301221	HORNOS MULTI	155.000 €
Horno Multi 24 GT Solar KW33	HORNOS MULTI	155.000 €
INSTALACIÓN CLIMA (ELECSA)	CLIMA	1.620.000 €
INSTALACIÓN MECÁNICA PLANTA UTILITIES	UTILITIES	1.425.000 €
PLANTA DE COGENERACIÓN	COGENERACIÓN	1.310.000 €

Anexo 3 – Borrador de la Notificación de ejercicio del Derecho de Opción de Compra

[Razón social del destinatario]

[Nombre del representante del destinatario]

[Dirección]

Referencia: Contrato de otorgamiento de Derecho de Opción de Compra,  de fecha [*], suscrito entre Aurinka Photovoltaic Group, S.L. y Ferrosolar OpCo Group, S.L. (el “Acuerdo”) – Comunicación ejercicio del Derecho de Opción de Compra sobre los Activos

Estimado Sr. [*]

Me dirijo a usted en referencia al Acuerdo.

De acuerdo con los términos de la Cláusula [*] del Acuerdo, por la presente le notifico el ejercicio del Derecho de Opción de Compra sobre los Activos que se relacionan Anexo I a la presente y le convoco para acudir el día [*] en la notaría de D. [*], sita en [*], a las [*] horas.

Por la presente solicito que Ferrosolar OpCo Group, S.L. proceda a adoptar y llevar a cabo cuantas medidas y acciones sean necesarias para cumplir con las reglas de transmisión de los Activos sean de aplicación.

Cualquier término que aparezca en mayúsculas en la presente comunicación y que no esté expresamente definido en la misma tendrá el significado que se le atribuye en el Acuerdo.

Reciba un cordial saludo,

_____________________

D. [*]

Anexo I a la Notificación

Listado de Activos sobre los que se ejercita el Derecho de Opción de Compra

•	[*]